                                                                    EXHIBIT 23.2

                       [Letterhead of Deloitte & Touche]

INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to the Registration Statement No. 333-87662 of Willis Group Holdings Limited of our report dated February 5, 2002, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche
Deloitte & Touche


May 9, 2002